1 3Q 2016 Earnings Call November 8, 2016 8:00am ET

2 Safe Harbor Statement Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward-looking information relayed in this presentation speaks only as of November 7, 2016, and Hertz Global Holdings, Inc (the “Company”). The Company undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Company’s press release regarding its Third Quarter 2016 results issued on November 7, 2016, and the Risk Factors and Forward-Looking Statements sections of the Company’s Second Quarter 2016 Quarterly Report on Form 10-Q filed on August 8, 2016 and Third Quarter 2016 Quarterly Report on Form 10-Q filed on November 8, 2016. Copies of these filings are available from the SEC, the Hertz website or the Company’s Investor Relations Department. 3Q

3 Non-GAAP Measures THE FOLLOWING NON-GAAP* MEASURES WILL BE USED IN THE PRESENTATION: Adjusted corporate EBITDA Adjusted corporate EBITDA margin Adjusted pre-tax income (loss) Adjusted net income (loss) Adjusted earnings (loss) per share (Adjusted EPS) Revenue per available car day (RACD) Total RPD Net depreciation per unit per month Net non-vehicle debt Net vehicle debt Free cash flow *Definitions and reconciliations of these non-GAAP measures are provided in the Company’s third quarter 2016 press release and in the Company’s form 8-K filed on November 8, 2016. 3Q

4 Agenda BUSINESS OVERVIEW John Tague President & Chief Executive Officer Hertz Global Holdings, Inc. FINANCIAL RESULTS OVERVIEW Tom Kennedy Chief Financial Officer Hertz Global Holdings, Inc. 3Q

5 3Q/YTD:16 Consolidated Results *Definitions and reconciliations of these non-GAAP measures are provided in the Company’s third quarter 2016 press release. NM – Not Meaningful 3Q GAAP 3Q:16 Results 3Q:15 Results YoY Change 3Q YTD:16 Results 3Q YTD:15 Results YoY Change Revenue $2,542M $2,575M (1)% $6,794M $6,991M (3)% Income (loss) from continuing operations before income taxes $108M $256M (58)% $(3)M $185M NM Net Income (loss) from continuing operations $44M $217M (80)% $(36)M $152M NM Diluted earnings (loss) per share from continuing operations $0.52 $2.38 (78)% $(0.42) $1.65 NM Weighted Average Shares outstanding: Diluted 85M 91M 85M 92M Non-GAAP* Adjusted corporate EBITDA $329M $430M (23)% $541M $768M (30)% Adjusted corporate EBITDA margin 13% 17% (370 bps) 8% 11% (300 bps) Adjusted pre-tax income $212M $289M (27)% $159M $368M (57)% Adjusted net income from continuing operations $134M $182M (26)% $100M $232M (57)% Adjusted diluted EPS from continuing operations $1.58 $2.00 (21)% $1.18 $2.52 (53)%

3Q:16 YoY Adjusted Corporate EBITDA Bridge

- Cost savings not sufficient to fully offset revenue and vehicle contribution pressures



$430M
U.S. RAC Revenue Contribution
U.S. RAC Vehicle Contribution[1]
International RAC Contribution
All Other items
Full Potential Plan Cost Savings
$329M
Strategic Investments
Unique / 1x Items
Gross Collision
Storm Damages / Recall Activity
Delivery / Transportation
Reduction in China Auto Rental Equity Pickup
Annualization of 2015 Programs
IT Transformation/Integration
International fleet, DOE, SG&A
Personnel Productivity Savings
Fleet Efficiency Improvement
Off-Airport Footprint Rationalization
SG&A Optimization
3Q:15 Actual
3Q:16 Actual

[1]Vehicle contribution includes net depreciation rate, utilization and vehicle interest

NYSE: HTZ 6

3Q YTD:16 Adjusted Corporate EBITDA Bridge

3Q

- Cost savings offset by operation headwinds

Consolidated Cost Savings

- **FY:16E $350M full year savings**
  - **3Q:16 realized savings of ~$90M**
  - **YTD 9/30/16 realized savings of ~$260M**
- **FY:15 realized savings of ~$230M**



$768M
U.S. RAC Revenue Contribution
U.S. RAC Vehicle Contribution[1]
International RAC Contribution
All Other Items
Full Potential Plan Cost Savings
$541M
Strategic Investments
Gross Collisions
Storms Damage / Recall Activity
Reduction in China Auto Rental Equity Pickup
Annualization of 2015 Programs
IT Transformation/Integration
International fleet, DOE, SG&A
Personnel Productivity Savings
Fleet Efficiency Improvement
Off-Airport Footprint Rationalization
SG&A Optimization
3Q YTD:15 Actual
3Q YTD:16 Actual

[1]Vehicle contribution includes net depreciation rate, utilization and vehicle interest

NYSE: HTZ 7

8 Adjusted Corporate EBITDA Variance to 8/8/16 Guidance Variance to 8/8/16 Guidance Comments Global Revenue Pressure ($70)M U.S. vehicles out of service; Continued post EU terror event pressure Global Fleet Ownership, Incl Utilization ($100)M Declining residuals on compacts/mid size; shortening hold period on compacts Timing of Cost Saving Initiatives ($75)M Cost savings stretch plan was $425M, expect to realize $350M Other Costs and 1x Items ($55)M Gross Damage/Collision, etc VARIANCE to 8/8/16 Guidance ($300)M Free Cash Flow ~1-for-1 flow through

9 TOM KENNEDY CHIEF FINANCIAL OFFICER Hertz Global Holdings, Inc. Quarterly Overview

10 3Q:16 U.S. RAC Revenue Performance Revenue Days Rate Vehicle Utilization (bps) Capacity RACD -2% -2% -8% -2% 6% 2% 0% 1% -8% -10% -5% -3% 660 540 440 60 -2% -5% -5% 2% 0% -3% 0% -4% U.S. RAC (YOY quarterly results) Revenue is defined as total revenue excluding ancillary retail car sales. Capacity is available cars days, see calculation in Q3:16 press release. Vehicle utilization is calculated as transaction days divided by capacity. RACD calculated as Revenue divided by Capacity. • Rate • Q2:16 to Q3:16 YoY pricing improved 500bps • RPD declined 1% YoY when adjusted for DTG days counting methodology and non-rental related declines such as fuel-related ancillary • Volume • Out-of-service vehicles due to recalls and weather damage reduced utilization and capacity available for rent • Leisure volume flat, impacted by discontinuation of Firefly brand in North America and YoY decline in opaque channel use • Business volume increased 3% on double-digit increases in insurance replacement and government offset by continued weakness in corporate contracted volume 3Q:16 Performance Drivers 3Q -5% 0% -2% 260 -3% 1%

3Q:16 U.S. RAC YoY Total RPD Bridge



3Q:16 Total RPD - Contribution to Negative YoY Variance (%)
0.6%
1.5%
1.0%
1.0%
-2.9%
Total RPD decline
DTG Days counting
Fuel, concessions and other non-rental
Mix Impact: higher rental length, customer mix, fleet mix
"Organic" RPD Growth

- Q3:16 last quarter of impact from DTG transaction day counting methodology
- Expect ancillary fuel pricing pressure to anniversary mid-Q1:17
- Customer mix shifted to lower yielding segments due to corporate volume weakness
- Higher mix of longer-length rental volumes YoY, OAP insurance replacement volume returns to more normal demand levels
  - Q3:16 insurance replacement volume +14% YoY after 14% volume decline Q3:15 vs. Q3:14
  - Avg. length of insurance replacement rental ~15 days
- YoY impact of compact mix will anniversary by 1Q:17

NYSE: HTZ 11

12 3Q:16 U.S. RAC Monthly Depreciation Per Unit 3Q 28% 39% 33% 40% 25% 35% Auction Retail Dealer Direct 3Q:16 3Q:15 Use of Alternative Sales Channels core competency, maintaining 72% of mix • 39% of sales through highest-return retail channel 3Q:16 Non-Program Vehicle Disposition Channel Mix Monthly Depreciation Per Unit YoY % • Per unit vehicle costs continue to be pressured by residual value decline • Late 3Q rate review disproportionately impacted compact and mid-size residuals 303 278 304 295 287 248 267 267 Q1 Q2 Q3 YTD 2016 2015 2015 +6% +12% +10% +14%

13 3Q:16 International RAC 3Q • 3Q:16 revenue increased 1% YoY, excluding FX - Volume increased 2% despite greater than expected weakness in inbound long-haul business following recent terrorist attacks in Europe - Total RPD declined 1%, on a constant currency basis, due to impact of reduced pace of high-yielding inbound rentals • Revenue per available car day decreased 2% YoY, on a constant currency basis • Vehicle utilization remains unchanged YoY at 81% • Net monthly depreciation per unit increased 1%, on a constant currency basis • Adjusted corporate EBITDA declined $11M YoY

14 CASH FLOW / BALANCE SHEET OVERVIEW TOM KENNEDY CHIEF FINANCIAL OFFICER Hertz Global Holdings, Inc.

15 Liquidity and Debt Overview 9/30/16 Proforma for 6.75% Note Redemption Senior RCF Availability $1,100M $1,100M Unrestricted Cash 1,430M 616M Corporate Liquidity $2,530M $1,716M • Executed ~$1.6 billion 3Q:16 financing transactions – $800 million 5.50% Senior Note Issuance – Proceeds used to refinance $800 million of 6.75% senior notes maturing in 2019 – €225 million 4.125% European Vehicle Notes issuance – Extension of $500 million Donlen (HFLF) VFN maturity date to September, 2018. • 4Q:16 planned refinancing activity focused on extending three existing bank funded vehicle facilities • Only $7M in non-vehicle debt maturities in 2017 • 5.2x net non-vehicle debt/LTM adj. corporate EBITDA; Covenant leverage at 4.5x Corporate Liquidity at September 30, 2016

16 1Reflects redemption of $800 million of the 6.75% Senior Notes due 2019 which occurred in October 2016. Excludes $27 million of Promissory Notes due 2028, and $11 million of other non-vehicle debt 2$600 million of letters of credit outstanding under the Senior RCF resulting in approximately $1.1 billion of available borrowing capacity. $250 $450 $700 $500 $500 $800 $7 $7 $7 $7 $7 $7 $655 $1,700 2017 2018 2019 2020 2021 2022 2023 2024 Senior Notes Term Loan Undrawn Senior RCF Non-Vehicle Debt Maturity Profile • Pro Forma 9/30/16 Hertz Global Non-Vehicle Debt Maturity Stack12 ($ in millions)

17 OUTLOOK

18 FY:16 Updated Financial Guidance FY:16 Guidance Adjusted Corporate EBITDA $575M - $625M Non-vehicle capital expenditures, net $75M – $85M Non-Vehicle cash interest expense $280M – $285M Cash income taxes $60M – $65M Free cash flow $250M – $300M U.S. RAC net depreciation per unit per month $295 - $300 U.S. RAC fleet capacity growth (1.0)% to (1.5)% U.S. RAC revenue growth (2.0)% to (3.0)% Adjusted earnings per share1 $0.51-$0.88 1Assumes Tax rate 37%, shares outstanding 85M

19 Q&A